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                     METROPOLITAN LIFE SEPARATE ACCOUNT E
             PREFERENCE PLUS SELECT (R) VARIABLE ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                         SUPPLEMENT DATED JULY 2, 2012
                                      TO
                        PROSPECTUS DATED APRIL 30, 2012

This supplement describes changes to certain optional living and death benefits that will be effective for Preference Plus Select variable annuity contracts issued by Metropolitan Life Insurance Company ("MetLife", "we," "us," or "our") This supplement should be read in its entirety and kept together with your prospectus for future reference. If You would like another copy of the prospectus, write to us at P.O. Box 10342, Des Moines, IA 50306-0342 (Attention: Fulfillment Unit-Preference Plus Select) or call us at
(800) 638-7732 to request a free copy. If applicable in the state your Contract was issued, these changes are effective August 20, 2012.

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectus dated April 30, 2012 for the Contracts. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS

If applicable in your state and except as noted below, until further notice we will not accept subsequent purchase payments from You after the close of the New York Stock Exchange on August 17, 2012 if your Contract was issued with one or more of the following optional benefits:

.. Guaranteed Minimum Income Benefit: GMIB I, GMIB Plus I, GMIB Plus II .. Guaranteed Withdrawal Benefits:
      .  GWB I, Enhanced GWB
      .  LWG I, LWG II
..  Guaranteed Minimum Accumulation Benefit: GMAB

..  Enhanced Death Benefit: EDB I

Certain optional benefits listed above may not have been offered for your Contract or may not have been available at the time your Contract was issued.

You still will be permitted to transfer your Account Balance among the Portfolios available with your Contract and optional benefit. If subsequent purchase payments will be permitted in the future, we will notify You in writing, in advance of the date the restriction will end.

Note: We will permit You to make a subsequent purchase payment when either of
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the following conditions apply to your Contract: (a) your Account Balance is below the minimum described in the "When We Can Cancel Your Deferred Annuity" section of the prospectus; or (b) the optional benefit charge is greater than your Account Balance.

                                                                    MOCAMORN712

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In addition, for Traditional IRA, Roth IRA, SEP and SIMPLE Contracts (including annuity contracts held under custodial IRAs), we will permit subsequent purchase payments up to your applicable annual IRS limits, provided the subsequent purchase payment is not in the form of a transfer or rollover from another tax-qualified plan or tax-qualified investment.

If your Contract was issued in one of the following states, this restriction
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does NOT apply and You may continue to make subsequent purchase payments at
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this time: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New
Jersey, New York, Oregon, Pennsylvania, Texas, Utah, or Washington.


       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

MetLife
P.O. Box 10342
Des Moines, IA 50306-0342
 Attention: Fulfillment Unit-Preference Plus Select  Telephone: (800) 638-7732

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